SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ( )
Filed by a Party other than the Registrant (X)

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         PROGRESS FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)

                         PROGRESS FINANCIAL CORPORATION
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                       PROGRESS FINANCIAL CORPORATION

                     Plymouth Meeting Executive Campus
                          600 West Germantown Pike
                         Plymouth Meeting, PA 19462
                               (610) 825-8800


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON APRIL 25, 1995

      NOTICE IS HEREBY GIVEN THAT: the Annual Meeting of Stockholders of Progress Financial Corporation will be held at the Plymouth Country Club, Plymouth and Belvoir Roads, Norristown, Pennsylvania, on Tuesday, April 25, 1995 at 9:00 a.m. for the following purposes:

   1. To elect three directors for a term of three years or until their successors have been elected and qualified.

   2. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the year ending December 31, 1995.

   3. To transact such other business as may properly come before the meeting and all adjournments thereof.

     Stockholders of record at the close of business on March 3, 1995 are entitled to notice of and to vote at the meeting and all adjournments thereof.

                                   BY ORDER OF
                                   THE BOARD OF DIRECTORS

                                   (Signature of W. Kirk Wycoff)


                                   W. Kirk Wycoff
                                   Chairman, President and
                                   Chief Executive Officer

                                   Plymouth Meeting, Pennsylvania
                                   March 21, 1995


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                       PROGRESS FINANCIAL CORPORATION
                     Plymouth Meeting Executive Campus
                          600 West Germantown Pike
                         Plymouth Meeting, PA 19462
                               (610) 825-8800
             PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                               APRIL 25, 1995


                           INTRODUCTORY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Progress Financial Corporation (the "Company"), the holding company for Progress Federal Savings Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on April 25, 1995 at 9:00 a.m., at the Plymouth Country Club, Plymouth and Belvoir Roads, Norristown, Pennsylvania, and at any adjournment or adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy are to be mailed to stockholders is March 28, 1995.

     At the Annual Meeting, stockholders will be asked to elect three directors to serve for three year terms. William O. Daggett, Jr., Joseph R. Klinger and William L. Mueller, each of whom is a current director of the Company, will each serve for terms expiring at the Company's 1998 Annual Meeting. In addition, stockholders will be asked to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the year ending December 31, 1995; and to transact such other business as may properly come before the meeting and all adjournments thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company at the time and place, and for the purposes, set forth above. The proxy solicited hereby, if properly signed and returned to the Company and not revoked before it is voted, will be voted in accordance with the instructions contained therein. If no instructions are given, each proxy received will be voted "FOR" the slate of directors nominated by the Board of Directors as described herein, "FOR" the appointment of Coopers & Lybrand L.L.P. as the Company s independent auditors for the year ending December 31, 1995, and "FOR" any other matters as may properly come before the meeting.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice thereof (Attention: W. Kirk Wycoff, Chairman, President and Chief Executive Officer, Progress Financial Corporation, Plymouth Meeting Executive Campus, 600 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Company notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments thereof and will not be used for any other meeting.

     Only stockholders of record at the close of business on March 3, 1995 will be entitled to receive notice of and to vote at the Annual Meeting. On the record date, there were 3,275,000 shares of Common Stock, par value $1.00 per share ("Common Stock") of the Company issued and outstanding and held by approximately 1,400 holders of record, and the Company had no other class of equity securities outstanding. Each share of Common Stock entitles the holder to one vote, and votes may not be voted cumulatively with respect to the election of directors. A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for purposes of the meeting.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted as votes cast for the election of directors or the proposal to ratify the appointment of the Company's independent auditors and, thus, will have no effect on the voting of these proposals. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."


ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of no fewer than seven nor more than twenty one members, the exact number to be fixed from time to time by resolution of the Board of Directors, and shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually except, in the event of a change in the number of or composition of the Board of Directors, directors may be elected to more than one class in order to more nearly achieve equality in the classes. By affirmative vote of a majority of the Board of Directors, a resolution was adopted which presently fixes the number of the members of the Board at nine.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the three nominees listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the persons listed below may not be able to serve as a director if elected.


INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND DIRECTORS WHOSE TERM CONTINUES

     The following tables set forth certain information regarding each nominee for election, including the principal occupations of such persons during at least the past five years and the number and percent of shares of Common Stock beneficially owned by such persons as of March 3, 1995. No nominee for director or director is related to any other nominee for director or director or executive officer of the Company by blood, marriage or adoption, and there was no arrangement or understanding pursuant to which any of the nominees for director or director was selected as a nominee for director or director.

NOMINEES FOR DIRECTOR FOR A THREE YEAR TERM

                              Positions With
                              Company and/or                                               Amount of
                              Bank and Principal               Director                    Common Stock
                              Occupation During                of Bank/                    Beneficially
                              At Least the Past                Company       Term          Owned as of
Name               Age        Five Years                       Since         Expires       March 3, 1995 (1)

William O.         54         Managing Partner of               1990         1995           74,480  (2.26%) (2)
Daggett, Jr.                  Kistler-Tiffany Companies,
                              a firm engaged in financial
                              and estate planning and
                              employee benefits since
                              1984. Also, President,
                              Benefit Designs, Inc.;
                              President, Group Marketing
                              Services, Inc.; and Vice
                              President, Group Brokerage
                              Associates, Inc.

Joseph R.          52         Principal of KMR                 1992         1995            8,250  (3)
Klinger                       Management, Inc.,
                              a management con-
                              sulting company in
                              Glenside, Pennsylvania,
                              since March 1991; Chief
                              Executive Officer and
                              President of Liberty
                              Savings Bank, Philadelphia
                              Pennsylvania, from April
                              1990 until January 1991;
                              Executive Vice President
                              of Meritor Savings Bank,
                              Philadelphia, Pennsyl-
                              vania, from April 1981
                              until April 1990.

William L.         43         Attorney with the law            1990         1995         90,476   (2.74%) (4)
Mueller                       firm Clark, Ladner,
                              Fortenbaugh & Young in
                              Haddonfield, New Jersey
                              since November 1987.




THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS
DIRECTORS

MEMBERS OF BOARD CONTINUING IN OFFICE

                              Positions With
                              Company and/or                                            Amount of
                              Bank and Principal            Director                    Common Stock
                              Occupation During             of Bank/                    Beneficially
                              At Least the Past             Company       Term          Owned as of
Name               Age        Five Years                    Since         Expires       March 3, 1995(1)


John E. F.         54         Consultant and                   1991         1996           6,750 (3)
Corson                        President of Corson
                              Investments, a group of
                              family holding companies
                              in Plymouth Meeting,
                              Pennsylvania, since 1987.



Donald F. U.       58         Chairman of the Board            1987         1996         190,516 (5.72%) (5)
Goebert                       of Adage Inc., a wire-
                              less communications
                              firm in West Chester,
                              Pennsylvania, since 1968.
                              Also, Director of Investors
                              Insurance Group, Inc.,
                              Jupiter/Tequesta National
                              Bank, and Gateway
                              Communications, Inc.


Paul M.            35         Vice President of                1991         1996           15,250  (3)
LaNoce                        DAR Industrial Products
                              Inc., an industrial
                              manufacturer in
                              Philadelphia,
                              Pennsylvania, since 1981.

A. John May, III   39         Attorney in the law firm         1993         1997            7,943 (6)
                              Pepper, Hamilton & Scheetz,
                              Philadelphia, Pennsylvania,
                              since 1981. Partner since
                              1989.

Charles J.         64         President of                     1991         1997           47,908 (1.45%) (7)
Tornetta                      Tornetta Realty
                              Corporation, a
                              real estate broker
                              in Norristown,
                              Pennsylvania, since 1952.
                              Also, President of
                              Commonwealth Insurance
                              Agency.

W. Kirk            37         Chairman, President and          1991         1997          165,655  (4.89%) (8)
Wycoff                        Chief Executive Officer
                              of the Company and the
                              Bank since July 1991;
                              Former President and
                              Chief Executive Officer
                              of Crusader Savings Bank,
                              Rosemont, Pennsylvania
                              from January 1990 until
                              June 1991.


__________
(1)  Unless otherwise indicated, the number of shares owned is less than
     1% of the issued and outstanding Common Stock of the Company.

(2) Includes 47,230 shares owned by companies of which Mr. Daggett is a director, officer and 10% stockholder and 12,500 common stock warrants and 5,250 shares subject to stock options, in each case which are exercisable within 60 days of March 3, 1995.

(3) Includes 5,250 shares subject to stock options which are exercisable within 60 days of March 3, 1995.

(4) Includes 15,114 shares held jointly by Mr. Mueller with or forthe benefit of certain family members and 25,000 common stock warrants and 5,250 shares subject to stock options, in each case which are exercisable within 60 days of March 3, 1995.

(5) Includes 135,266 shares owned by companies of which Mr. Goebertis a director, officer and 10% stockholder and 50,000 common stock warrants and 5,250 shares subject to stock options,in each case which are exercisable within 60 days of March 3, 1995.

(6) Includes 250 shares subject to stock options which areexercisable within 60 days of March 3, 1995.

(7) Includes 25,000 common stock warrants and 5,250 shares subject to stock options, in each case which are exercisable within 60 days of March 3, 1995.

(8) Includes 7,000 shares which are held jointly by Mr. Wycoff with or for the benefit of certain family members and 12,500 common stock warrants and 100,000 shares subject to stock options, in each case which are exercisable within 60 days of March 3, 1995.

THE BOARD OF DIRECTORS OF THE COMPANY AND ITS COMMITTEES

     The Board of Directors of the Company held seven meetings during 1994, and the Board of Directors of the Bank held eleven meetings during 1994. No incumbent director of the Company attended fewer than 75% of the aggregate number of meetings of the Company's Board of Directors and all committees of the Company's Board on which he served during 1994.

     Nominations for members of the Board of Directors of the Company are made by the Board of Directors or by any stockholder entitled to vote at the Annual Meeting. Section 8.4(d) of the Company's Certificate of
Incorporation sets forth the procedures which stockholders must follow in order to make nominations for election to the Board of Directors. In general, such nominations must be submitted in writing to the Company at least 30 days prior to the date of the Annual Meeting. The Company is not required to include such nominations in its proxy statement. The Board of Directors has determined that if any stockholder properly makes such a nomination, the ballots provided for use by stockholders at the Annual
Meeting will bear the name of such nominee or nominees.

     The Board of Directors of the Company have a number of committees.
Listed below are the committees, along with directors who are serving as members of each committee in 1995.

     The Company's Audit/Compliance Committee recommends to the Board independent auditors to perform audit and nonaudit services, reviews the scope and results of such services, reviews with management and the independent auditors the systems of internal control and audit, assures adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the Board of Directors. The Audit/Compliance Committee met three times in 1994. For 1995, the following Board members are serving on the Audit/Compliance Committee: John E. F. Corson, William O. Daggett, Jr.
and A. John May, III.

     The Company's Board Loan Committee reviews and evaluates loans of the Bank. In 1994, this committee met twenty-one times. For 1995, the following Board members are serving on the Board Loan Committee, which meets at least once a month: Joseph R. Klinger, Paul M. LaNoce, William L.
Mueller, Charles J. Tornetta and W. Kirk Wycoff.

     The Board of Directors of the Company has a Stock Compensation
Committee to review the Company's Key Employee Stock Compensation Program and to recommend to the Board changes or additions to this program. For
1995, the following Board members are serving on the Stock Compensation
Committee: Donald F. U. Goebert, William O. Daggett, Jr. and William L.
Mueller.

     The Capital Committee is responsible for analyzing capital raising alternatives for the Company. For 1995, the following Board members are serving on the Board Capital Committee: Donald F. U. Goebert, Joseph R.
Klinger and William L. Mueller.

     The entire Board of Directors, except for Mr. Wycoff, determines compensation for executive officers. The Stock Compensation Committee, which consists of Messrs. Goebert, Daggett and Mueller, administer and award grants under the Company s Key Employee Stock Compensation Program.
No member of either of these committees is a current or former officer or employee of the Company or the Bank.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information relating to the only persons known to the Company to be the beneficial owners of 5% or more of the Company's Common Stock as of March 3, 1995, and the amount of Common
Stock of the Company held by all directors and executive officers of the Company as a group as of such date.



                                 Amount of Common Stock         Percent
Name and Address of                Beneficially Owned          of Common
Beneficial Owner                   as of March 3, 1995           Stock

SOP Partners, L.P.                      250,000 (1)              7.52%
Two World Trade Center
104th FloorNew York, NY  10048


Directors and executive                 607,228 (2)             17.17%
officers of the Company as
a group (9 persons)


__________
(1) Includes 50,000 common stock warrants which are exercisable within
    60 days of March 3, 1995.

(2) Includes 7,000 shares which are held jointly by Mr. Wycoff with or for the benefit of certain family members, 47,230 shares which are owned by companies of which Mr. Daggett is a director, officer or 10% stockholder,135,266 shares owned by companies of which Mr.
    Goebert is a director, officer or 10% stockholder and 15,114 shares held jointly by Mr. Mueller with or for the benefit of certain family members. Also includes 137,000 shares subject to stock options and 125,0000 common stock warrants held by the group, in each case which are exercisable within 60 days of March 3,1995.
    Totals above do not include 3,000 shares owned by Mr. Plush and 31,250 shares subject to stock options as of March 3, 1995. Mr.
    Plush had resigned his position as Senior Vice President and Chief
    Financial Officer of the Company and the Bank effective as of February 24, 1995.



EXECUTIVE COMPENSATION AND TRANSACTIONS

Executive Compensation

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company to the following executive officers of the Company for services rendered in all capacities during the last three fiscal years. No other executive officer of the Company received annual compensation in excess of $100,000 during the last fiscal year.

                                             Summary Compensation Table

                                           Annual Compensation          Long Term Compensation
                                                                  Other                                    All Other
    Name and                           Base                       Annual       Awards     Payouts        Compensation
Principal Position        Year        Salary         Bonus     Compensation    Options       LTIP              (7)
                                                                   (4)           (5)      Payouts (6)
W. Kirk Wycoff            1994     $226,042(2,3)     $20,000        -                -       N/A            $5,014
President and             1993      190,465(2,3)      18,500        -           70,000       N/A             4,439
Chief Executive           1992      184,685(2)             -        -           75,000       N/A             1,387
Officer (1)

Gerald P. Plush           1994     $105,659(2)      $10,000         -                -       N/A            $1,921
Senior Vice               1993       95,759(2)       10,000         -           35,000       N/A             1,445
President and             1992       93,894(2)            -         -            5,000       N/A               720
Chief Financial
Officer (1)

(1) Mr. Wycoff's employment as President and Chief Executive Officer of both the Company and the Bank commenced on July 9, 1991. Mr. Plush's employment as Senior Vice President and Chief Financial Officer of both the Company and the Bank commenced on December 16, 1991. Mr. Plush resigned effective as of February 24, 1995.
(2) Includes amounts deferred pursuant to the Company's 401(k) Profit Sharing Plan, which generally allows employees to defer up to 12% of their compensation, subject to applicable limitations set forth in the Internal Revenue Code.
(3) Includes directors fees of $2,850 and $6,100 paid to Mr. Wycoff in 1993 and 1994, respectively.
(4) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1994 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(5)  Represents options granted pursuant to the Company s Key Employee
     Stock Compensation Program.
(6) The Company does not have a long term incentive program as of December 31, 1994.
(7) Consists solely of employer contributions made by the Company pursuant to the 401(k) profit sharing plan. The Company maintains an Employee Stock Ownership Plan ( ESOP ) and contributed to the plan during 1994. Mr. Wycoff had vested account balances of $836 and Mr. Plush had vested account balances of $311 for the year.

STOCK OPTION GRANTS

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1994 and options held at December 31, 1994.

Aggregate Option Exercises in Last Fiscal Year and Year End Option Values

                                              Number of Unexercised         Value of Unexercised
                                               Options at Year End         Options at Year End (1)
                   Shares
                 Acquired on    Value
    Name          Exercise     Realized   Exercisable   Unexercisable    Exercisable   Unexercisable
W. Kirk Wycoff       -            -          97,500         47,500         $185,625       $110,625
Gerald P. Plush      -            -          31,250          8,750           35,938          6,563

(1) Based on a per share market price of $4.25 at December 31, 1994.


DIRECTORS  FEES

     The Board of the Bank meets monthly and the Board of the Company meets quarterly. Since July 1993, cash compensation was paid to Directors for attendance at regularly scheduled and special Board meetings. Each director receives a fee of $200 for attendance at each regular or special Board meeting. In July 1994, this fee was increased to $350 for each meeting attended. In addition, each director who attends a committee meeting also receives $150 per meeting attended. Effective January 1, 1995, director fees will no longer be paid to Mr. Wycoff.


DIRECTOR'S STOCK OPTION PLAN

     The Company has adopted the 1993 Directors Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the Directors Plan in June 1993, each director of the Company or the Bank who was not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 5,000 shares of Common Stock, at an exercise price of $3.50 per share and an option to purchase 250 shares on December 31, 1993 at $4.63 per share and will also be granted an option to purchase 250 shares on December 31 of each year thereafter until December 31, 1997. Accordingly, 250 options were granted to each Director on December 31, 1994 at $4.25 per share. The exercise price with respect to future grants will be equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors Plan are vested and exercisable six months from the date of grant.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Charles J. Tornetta and John E. F. Corson, Directors of the Company and Bank, were limited partners in a partnership which beneficially owned a 49% interest in the building from which the Company and the Bank conduct business in Plymouth Meeting, Pennsylvania. The Company and the Bank paid approximately $214,507 in rental fees during 1994 to the management company which handled the property on behalf of the limited partnership in which Mr. Tornetta and Mr. Corson were partners. The lease was negotiated and signed prior to either member being elected to the Board of Directors. As of December 31, 1994, Mr. Tornetta and Mr. Corson no longer own an interest in the building.


INDEBTEDNESS OF MANAGEMENT

     The Bank offers certain loans to its directors, officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. Except for the waiving in most cases of loan origination fees for officers and employees during their employment or association with the Bank, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Effective January 1, 1990, executive officers and directors of the Bank receive no discount from the market interest rate for loans made by the Bank. For other officers and employees, the policy of discounting loans to employees was discontinued in February 1992. However, the Bank in most cases continues to discount loan origination fees for loans to officers and employees. As of December 31, 1994, three loans totalling $227,736 (or 1.75% of the Company's total stockholders equity) were outstanding to the Company s directors and executive officers as a group.

     As of December 31, 1994, the following director of the Company had a loan from the Bank which exceeded an aggregate of $60,000 outstanding during 1994.

                                                          Highest          Principal
                                                         Principal          Balance
                    Interest            Type              Balance            as of
Name                  Rate             of Loan          During 1994    December 31, 1994
William L. Mueller    6.75%     Residential Mortgage      $200,329          $198,233
(Director)


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Pursuant to Item 405 of Regulation S-K, the Company is required to disclose (based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent year) each person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than ten percent of the Company s common stock that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

     Based upon its review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to 1994, the Company is not aware of any director, officer, beneficial owner of more than 10 percent of the Company's common stock or any other person subject to
Section 16 of the Securities Exchange Act of 1934 who has failed to file any such form on a timely basis during 1994.


INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Coopers & Lybrand L.L.P. as independent auditors of the Company for the year ending December 31, 1995, and further directed that the selection of auditors be submitted for ratification by stockholders at the Annual Meeting.

     The Company has been advised by Coopers & Lybrand L.L.P. that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and clients. Coopers & Lybrand L.L.P. will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.


STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company no later than November 27, 1995. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described herein. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company s Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


ANNUAL REPORTS AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1994 accompanies this Proxy Statement. Copies of the Company's Form 10-K and/or additional copies of the Company's Annual Report to Stockholders may be obtained by written request. Such written request should be directed to Patricia Ellick, Progress Financial Corporation, Plymouth Meeting Executive Campus, 600 West Germantown Pike, Plymouth Meeting, PA 19462.

                                       By Order of the Board of Directors

                                       (signature)

                                       W. Kirk Wycoff
                                       Chairman, President and
                                       Chief Executive Officer

                                       Plymouth Meeting, Pennsylvania
                                       March 21, 1995


       ************************APPENDIX****************************

                                 PROXY
                     PROGRESS FINANCIAL CORPORATION

                   Plymouth Meeting Executive Campus
                        600 West Germantown Pike
                       Plymouth Meeting, PA 19462

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF PROGRESS FINANCIAL CORPORATION FOR USE ONLY AT AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
            APRIL 25, 1995 AND AT ANY ADJOURNMENTS THEREOF.

   The undersigned, being a stockholder of the Company, hereby appoints
W. Kirk Wycoff as proxy, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Plymouth Country Club, Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 25, 1995 at 9:00 a.m., and at any adjournments of the said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, on the following matters and in their discretion upon such other matters as may properly come before the meeting.

            (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                  SEE REVERSE
                                                                      SIDE

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1. To elect three        [ ]  FOR   [ ]  WITHHELD   NOMINEES FOR DIRECTOR FOR
   directors for                                    A THREE YEAR TERM
   a term of three                                    William O. Daggett, Jr.
   years or until                                     Joseph R. Klinger
   their successors                                   William L. Mueller
   have been selected
   and qualified.
For, except vote withheld from the following nominee(s)

2. To ratify the appointment of Coopers & Lybrand L.L.P., as the Company's independent auditors for the year ending December 31, 1995.
               [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

3. To transact such other business as may properly come before the meeting and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED THEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES FOR DIRECTORS HEREON AND "FOR" PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)__________________DATE______SIGNATURES__________________DATE______
NOTE: SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING IN A REPRESENTATIVE
      CAPACITY PLEASE GIVE TITLE.